                  SUPPLEMENTAL REGISTRATION RIGHTS AGREEMENT
                  ------------------------------------------

     THIS SUPPLEMENTAL REGISTRATION RIGHTS AGREEMENT (this "Supplemental Agreement") is made and entered into as of December 15, 1995, among Security Capital Atlantic Incorporated, a Maryland corporation ("ATLANTIC"), and the investors listed on the signature pages hereto (herein, together with their successors and permitted assigns, referred to collectively as the "PCS Investors" and individually as a "PCS Investor").

     ATLANTIC and each PCS Investor is a party to a Subscription Agreement of even date herewith (each, a "Subscription Agreement") and ATLANTIC and the PCS Investors, together with the other investors in the Offering (as hereinafter defined), are parties to a Transfer and Registration Rights Agreement of even date herewith (the "Agreement"). In order to induce each PCS Investor to enter into the Subscription Agreement, ATLANTIC has agreed to provide the rights set forth in this Supplemental Agreement, which are in addition to the rights of each PCS Investor under the Agreement.

     In consideration of the foregoing, the parties hereto agree as follows:

1.   DEFINITIONS.

     As used in this Supplemental Agreement, the following terms shall have the following respective meanings:

     "Affiliate": with regard to a Person, a Person that controls, is controlled by, or is under common control with, such original Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlled" and "controlling" have correlative meanings.

     "Agreement":  as defined in the recital to this Supplemental Agreement.

     "ATLANTIC":  as defined in the preamble to this Supplemental Agreement.

     "Commission":  the Securities and Exchange Commission.

     "Common Stock": ATLANTIC's common stock, $.01 par value per share, together with any securities issued as (or issuable upon conversion of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Common Stock.

     "Demand Registration": an effective registration pursuant to a request made by a PCS Investor as a Requesting PCS Investor pursuant to Section 3.1.

     "Demand Registration Statement":  as defined in Section 3.2.

     "Exchange Act":  the Securities Exchange Act of 1934, as amended.

     "Offering": the offering of up to $150 million of Common Stock pursuant to ATLANTIC's Private Placement Memorandum dated October 16, 1995, as supplemented and amended.

     "Overhang Risk": a substantial risk that the sale of some or all shares of Common Stock sought to be sold will substantially reduce the proceeds or price per share to be derived from a registration by the Person on whose behalf a registration statement shall be filed.

     "PCS Investor" and "PCS Investors": as defined in the preamble to this Supplemental Agreement.

     "Person": an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     "Registrable Shares": shares of the Common Stock purchased by PCS Investors in the Offering, together with any securities issued as (or issuable upon conversion of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Registrable Shares. As to any particular Registrable Shares, such shares shall cease to be Registrable Shares when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act or transferred in a transfer not made in accordance with Section 4.3. A PCS Investor whose shares have ceased to be Registrable Shares pursuant to the preceding sentence or are registered by an effective Shelf Registration Statement pursuant to Article 2 hereof shall no longer be entitled to the private placement rights pursuant to
Article 2 of the Agreement or the registration rights pursuant to Article 3 of the Agreement with respect to such shares.

     "Requesting PCS Investors":  as defined in Section 3.1.

     "Securities Act":  the Securities Act of 1933, as amended.

     "Shelf Registration Statement":  as defined in Section 2.1.

     "Subscription Agreement": as defined in the recital to this Supplemental Agreement.

     "Supplemental Agreement": as defined in the preamble to this Supplemental Agreement.

2.   SHELF REGISTRATION.

     2.1. Shelf Registration Statement. ATLANTIC shall cause to be filed, no later than the earlier to occur of (a) the first anniversary of the closing date of ATLANTIC's initial public offering of Common Stock or (b) June 30, 1997, a registration statement (the "Shelf Registration Statement") under Rule 415 under the Securities Act registering the lesser of (x) the amount of Registrable Shares purchased by PCS Investors in the Offering or (y) $50,000,000 of the Registrable Shares; provided, however, that ATLANTIC shall not be required to file the Shelf Registration Statement if it is not eligible to use Form S-3 under the Securities Act on the earlier to occur of the dates set forth in clauses (a) and (b) above.

     2.2. ATLANTIC's Ability to Postpone. ATLANTIC may postpone the filing of the Shelf Registration Statement under Section 2.1 for a reasonable period of time (not exceeding 60 days) if ATLANTIC furnishes the PCS Investors with a certificate signed by the Chairman of the Board or a Managing Director of ATLANTIC stating that, in its good faith judgment, ATLANTIC's Board of Directors has determined that filing the Shelf Registration Statement at such time would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require ATLANTIC to make public disclosure of information not otherwise required to be publicly disclosed at such time, the public disclosure of which would have a material adverse effect upon ATLANTIC. ATLANTIC may also postpone the filing of the Shelf Registration Statement under Section 2.1 if a private placement or registration of ATLANTIC's securities is in progress and the distribution pursuant thereto not yet completed or if ATLANTIC's Board of Directors has approved a private placement or registration of ATLANTIC's securities which is not yet in progress. Any postponement pursuant to the immediately preceding sentence shall not extend beyond the earlier of (a) 120 days after the date ATLANTIC would be required to file the Shelf Registration Statement under Section 2.1 or (b) 90 days after the date of the private placement memorandum relating to an offering of ATLANTIC's securities or the effective date of the registration statement relating to an offering of ATLANTIC's securities or the filing date of the final prospectus supplement relating to a shelf offering of ATLANTIC's securities, as applicable.

     2.3. Selection of Underwriters. In the case of an underwritten offering from the Shelf Registration Statement, the holders of a majority of the Registrable Shares to be offered will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to ATLANTIC's approval, which will not be unreasonably withheld.

     2.4. Agreement with Underwriters. All PCS Investors proposing to distribute Registrable Shares through an underwritten offering from the Shelf Registration Statement shall (together with ATLANTIC as provided in Section 2.7(g)) enter into an underwriting agreement in customary and usual form with the underwriter or underwriters selected for such underwriting as provided in
Section 2.3.

     2.5. Option to Include Registrable Shares in Underwritten Offering. Each PCS Investor, subject to the provisions of Section 2.6, shall have the option to include its Registrable Shares in an underwritten offering from the Shelf Registration Statement. ATLANTIC shall not be required to include any PCS Investor's Registrable Shares in such an underwritten offering unless such PCS Investor accepts the terms of the underwriting as agreed upon between ATLANTIC and the underwriters (provided such terms are usual and customary for selling shareholders) and agrees to execute and/or deliver such documents in connection with such underwritten offering as ATLANTIC or any other PCS Investor may reasonably request.

     2.6. Proration. If the amount of Registrable Shares purchased by PCS Investors in the Offering exceeds $50,000,000, then the number of Registrable Shares to be registered by the Shelf Registration Statement on behalf of each PCS Investor shall be reduced pro rata in proportion to the number of Registrable Shares purchased by all PCS Investors in the Offering to the extent necessary to reduce the amount of Registrable Shares registered by the Shelf Registration Statement to $50,000,000. If the managing underwriter advises that the number of Registrable Shares sought to be offered through an underwritten offering from the Shelf Registration Statement would create an Overhang Risk, then the number of Registrable Shares to be offered on behalf of each PCS Investor in such underwritten offering shall be reduced pro rata in proportion to the number of Registrable Shares sought to be offered by all PCS Investors to the extent necessary to reduce the number of Registrable Shares to be offered to the number recommended by the managing underwriter.

     2.7. Registration Procedures. If and when ATLANTIC is required to file the Shelf Registration Statement pursuant to Section 2.1, ATLANTIC will (except as otherwise provided in the Agreement or this Supplemental Agreement), as expeditiously as possible:

          (a) Prepare and file with the Commission the Shelf Registration Statement and, except as provided in Section 4.4, use its reasonable efforts to cause the Shelf Registration Statement to become effective and remain effective for as long as shall be necessary to complete the distribution of all of the Registrable Shares owned by PCS Investors which are registered by the Shelf Registration Statement and cannot be sold by the PCS Investors pursuant to Rule 144 under the Securities Act without regard to any volume or manner of sale limitations;

          (b) Prepare and file with the Commission such amendments and supplements to the Shelf Registration Statement and the prospectus contained therein as may be necessary, except as provided in Section 4.4, to keep the Shelf Registration Statement effective for as long as shall be necessary to complete the distribution of all of the Registrable Shares owned by PCS Investors which are registered by the Shelf Registration Statement and cannot be sold by the PCS Investors pursuant to Rule 144 under the Securities Act without regard to any volume or manner of sale limitations and to comply with the provisions of the Securities Act with respect to the sale or other disposition of the Registrable Shares registered by the Shelf Registration Statement whenever the PCS Investors shall desire to sell or otherwise dispose of the same within such period;

          (c) Furnish to each PCS Investor such number of copies of the Shelf Registration Statement, each amendment and supplement thereto, the prospectus contained in the Shelf Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, in conformity with the requirements of the Securities Act, and such other documents, as such PCS Investor may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such PCS Investor;

          (d) Use its reasonable efforts to register and qualify, or perfect exemptions for, the Registrable Shares registered by the Shelf Registration Statement under the securities or blue sky laws of such jurisdictions as each PCS Investor shall request, and do any and all other acts and things reasonably requested by each PCS Investor to assist such PCS Investor to consummate the public sale or other disposition in such jurisdictions of the Registrable Shares owned by such PCS Investor, except that ATLANTIC shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

          (e) Otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, beginning with the first fiscal quarter beginning after the effective date of the Shelf Registration Statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act;

          (f) Use its reasonable efforts to list the Registrable Shares registered by the Shelf Registration Statement on any securities exchange on which any stock of ATLANTIC is then listed, if the listing of such Registrable Shares is then permitted under the rules of such exchange;

          (g) If an offering from the Shelf Registration Statement is an underwritten offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering, including, without limitation, obtaining an opinion of counsel to ATLANTIC and a "comfort letter" from the independent public accountants to ATLANTIC in the usual and customary form for such underwritten offering; and

          (h) Notify each PCS Investor holding Registrable Shares registered by the Shelf Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which ATLANTIC has knowledge as a result of which the prospectus included in the Shelf Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of circumstances then existing.

3.   DEMAND REGISTRATION.

     3.1. Demand Registration Statement. In the event ATLANTIC shall not have
(a) filed the Shelf Registration Statement on or prior to June 30, 1997 or (b) furnished the PCS Investors with a certificate signed by the Chairman of the Board or a Managing Director of ATLANTIC pursuant to Section 2.2 on or prior to June 30, 1997 (and subsequently filed the Shelf Registration Statement on or prior to the end of the 60 or 120 day period referred to in Section 2.2, as applicable), any PCS Investor or PCS Investors (the "Requesting PCS Investors") may, from and after the later of the dates referred to in clauses (a) and (b) above, request registration of all or any part of their Registrable Shares (which request shall state that the Requesting PCS Investors intend to dispose of such Registrable Shares through an underwritten public offering), provided that the amount of Registrable Shares requested to be registered by the Requesting PCS Investors equals or exceeds $10,000,000 of Registrable Shares (based upon a price of $11.50 per share), and ATLANTIC shall effect the registration of up to an aggregate of $50,000,000 of such Registrable Shares (based upon a price of $11.50 per share) under the Securities Act in accordance with the following provisions of this Article 3; provided, however, that if the Common Stock is not registered under Section 12(b) or 12(g) of the Exchange Act at the time that the Requesting PCS Investors request such registration, ATLANTIC may, at its option and in its sole discretion, elect to repurchase all (up to an aggregate of $50,000,000), but not less than all, of the Registrable Shares requested to be registered by the Requesting PCS Investors at a purchase price of $11.50 per share and upon customary terms and conditions, which purchase price shall be paid by certified check or wire transfer to each Requesting PCS Investor not later than 30 days after the date ATLANTIC elects to repurchase such Registrable Shares.

     3.2. Participation Rights of Other PCS Investors and Other Shareholders. If and when ATLANTIC shall be requested by Requesting PCS Investors pursuant to
Section 3.1 to effect the registration of any of their Registrable Shares (provided that the requested amount equals or exceeds $10,000,000 of Registrable Shares, based upon a price of $11.50 per share) under the Securities Act, ATLANTIC shall:

          (a) Promptly (but not later than 10 days after such request) give written notice of such proposed Demand Registration to all PCS Investors then holding Registrable Shares; provided, that if the Common Stock is not registered under Section 12(b) or 12(g) of the Exchange Act at the time, ATLANTIC may, at its option, give such notice to all holders of outstanding Common Stock other than Security Capital Group Incorporated or its subsidiaries;

          (b) As expeditiously as possible (but not later than 45 days after such request) file a registration statement (the "Demand Registration Statement") under the Securities Act with respect to:

               (i) Those Registrable Shares that ATLANTIC has been requested to register pursuant to Section 3.1; and

               (ii) All other Registrable Shares that have made written request to ATLANTIC for registration thereof within 15 days after ATLANTIC has given written notice to such PCS Investors, up to an aggregate of $50,000,000 of Registrable Shares then held by PCS Investors including the Requesting PCS

          Investors (based upon a price of $11.50 per share) to permit the disposition by the PCS Investors of such Registrable Shares; provided, that if the Common Stock is not registered under Section 12(b) or 12(g) of the Exchange Act at the time, ATLANTIC may, at its option, include in the proposed Demand Registration any or all shares of Common Stock then held by shareholders that have made written request to ATLANTIC for registration thereof other than Security Capital Group Incorporated or its subsidiaries; and

          (c) Use its reasonable efforts to effect such Demand Registration as quickly as practicable.

     3.3. ATLANTIC's Ability to Postpone. ATLANTIC may postpone the filing of the Demand Registration Statement under Section 3.2 for a reasonable period of time (not exceeding 60 days) if ATLANTIC furnishes the Requesting PCS Investors with a certificate signed by the Chairman of the Board or a Managing Director of ATLANTIC stating that, in its good faith judgment, ATLANTIC's Board of Directors has determined that filing the Demand Registration Statement at such time would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require ATLANTIC to make public disclosure of information not otherwise required to be publicly disclosed at such time, the public disclosure of which would have a material adverse effect upon ATLANTIC. ATLANTIC may also postpone the filing of the Demand Registration Statement under Section 3.2 if a private placement or registration of ATLANTIC's securities is in progress and the distribution pursuant thereto not yet completed or if ATLANTIC's Board of Directors has approved a private placement or registration of ATLANTIC's securities which is not yet in progress. Any postponement pursuant to the immediately preceding sentence shall not extend beyond the earlier of (a) 120 days after the date ATLANTIC receives a request from Requesting PCS Investors under Section 3.1 or (b) 90 days after the date of the private placement memorandum relating to an offering of ATLANTIC's securities or the effective date of the registration statement relating to an offering of ATLANTIC's securities or the filing date of the final prospectus supplement relating to a shelf offering of ATLANTIC's securities, as applicable.

     3.4. Selection of Underwriters. In the case of an underwritten Demand Registration, the holders of a majority of the shares of Common Stock to be registered will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to ATLANTIC's approval, which will not be unreasonably withheld.

     3.5. Agreement with Underwriters. All PCS Investors proposing to distribute Registrable Shares through an underwritten Demand Registration shall (together with ATLANTIC as provided in Section 3.9(g)) enter into an underwriting agreement in customary and usual form with the underwriter or underwriters selected for such underwriting as provided in Section 3.4.

     3.6. Option to Include Common Stock in Underwritten Offering. Each PCS Investor, subject to the provisions of Sections 3.2 and 3.7, shall have the option to include its Registrable

Shares in an underwritten Demand Registration and, at ATLANTIC's option, each other shareholder shall have the option to include its Common Stock in an underwritten Demand Registration. The Requesting PCS Investors shall not be required to include any other PCS Investor's Registrable Shares or other shareholder's Common Stock in an underwritten Demand Registration unless such PCS Investor or other shareholder accepts the terms of the underwriting as agreed upon between ATLANTIC, the Requesting PCS Investors and the underwriters (provided such terms are usual and customary for selling shareholders) and agrees to execute and/or deliver such documents in connection with such underwritten Demand Registration as ATLANTIC or any Requesting PCS Investor may reasonably request.

     3.7. Proration. If the amount of Registrable Shares sought to be registered by PCS Investors in the Demand Registration exceeds $50,000,000, then the number of Registrable Shares to be registered by the Demand Registration Statement on behalf of each PCS Investor including the Requesting PCS Investors shall be reduced pro rata in proportion to the number of Registrable Shares sought to be registered by all PCS Investors to the extent necessary to reduce the amount of Registrable Shares registered by the Demand Registration Statement to $50,000,000. If the managing underwriter advises that the number of shares of Common Stock sought to be registered by the PCS Investors and other shareholders would create an Overhang Risk, then the number of shares of Common Stock to be registered on behalf of each PCS Investor and each other shareholder shall be reduced pro rata in proportion to the number of shares of Common Stock sought to be registered by each PCS Investor and each other shareholder to the extent necessary to reduce the number of shares of Common Stock to be registered to the number recommended by the managing underwriter.

     3.8. Number of Demand Registrations. The PCS Investors shall together be entitled to an aggregate of one Demand Registration, and they shall be entitled to such Demand Registration only if ATLANTIC shall not have (a) filed the Shelf Registration Statement on or prior to June 30, 1997 or (b) provided the PCS Investors with a certificate signed by the Chairman of the Board or a Managing Director of ATLANTIC pursuant to Section 2.2 on or prior to June 30, 1997 (and subsequently filed the Shelf Registration Statement on or prior to the end of the 60 or 120 day period referred to in Section 2.2, as applicable). A purchase by ATLANTIC of the Requesting PCS Investors' Registrable Shares pursuant to
Section 3.1 shall be deemed to satisfy ATLANTIC's obligation to provide the PCS Investors with one Demand Registration pursuant to this Supplemental Agreement provided that ATLANTIC shall have offered to purchase all PCS Investors' Registrable Shares in accordance with the procedures set forth in Section 3.2 and shall have purchased all Registrable Shares then held by PCS Investors that shall have made written request to ATLANTIC within the 15-day period.

     3.9. Registration Procedures. If and when ATLANTIC is required to file the Demand Registration Statement pursuant to Section 3.2, ATLANTIC will (except as otherwise provided in the Agreement or this Supplemental Agreement), as expeditiously as possible:

          (a) Prepare and file with the Commission the Demand Registration Statement and use its reasonable efforts to cause the Demand Registration Statement to become effective and remain effective for as long as shall be necessary to complete the distribution of all of the Registrable Shares owned by PCS Investors which are registered by the Demand Registration Statement and cannot be sold by the PCS Investors pursuant to Rule 144 under the Securities Act without regard to any volume or manner of sale limitations;

          (b) Prepare and file with the Commission such amendments and supplements to the Demand Registration Statement and the prospectus contained therein as may be necessary to keep the Demand Registration Statement effective for as long as shall be necessary to complete the distribution of all of the Registrable Shares owned by PCS Investors which are registered by the Demand Registration Statement and cannot be sold by the PCS Investors pursuant to Rule 144 under the Securities Act without regard to any volume or manner of sale limitations and to comply with the provisions of the Securities Act with respect to the sale or other disposition of the Registrable Shares registered by the Demand Registration Statement whenever the PCS Investors shall desire to sell or otherwise dispose of the same within such period;

          (c) Furnish to each PCS Investor such number of copies of the Demand Registration Statement, each amendment and supplement thereto, the prospectus contained in the Demand Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, in conformity with the requirements of the Securities Act, and such other documents, as such PCS Investor may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such PCS Investor;

          (d) Use its reasonable efforts to register and qualify, or perfect exemptions for, the Registrable Shares registered by the Demand Registration Statement under the securities or blue sky laws of such jurisdictions as each PCS Investor shall request, and do any and all other acts and things reasonably requested by such PCS Investor to assist such PCS Investor to consummate the public sale or other disposition in such jurisdictions of the Registrable Shares owned by such PCS Investor, except that ATLANTIC shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

          (e) Otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, beginning with the first fiscal quarter beginning after the effective date of the Demand Registration Statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act;

          (f) Use its reasonable efforts to list the Registrable Shares registered by the Demand Registration Statement on any securities exchange on which any stock of ATLANTIC is then listed, if the listing of such Registrable Shares is then permitted under the rules of such exchange;

          (g) In the case of an underwritten Demand Registration, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering, including, without limitation, obtaining an opinion of counsel to ATLANTIC and a "comfort letter" from the independent public accountants to ATLANTIC in the usual and customary form for such underwritten offering; and

          (h) Notify each PCS Investor holding Registrable Shares registered by the Demand Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which ATLANTIC has knowledge as a result of which the prospectus included in the Demand Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of circumstances then existing.

4.   PROVISIONS APPLICABLE TO REGISTRATION RIGHTS.

     4.1. Expenses.
          --------

          (a) Except as set forth in Section 4.1(b), all expenses incurred in a Demand Registration or a Shelf Registration (or any attempted Demand Registration or Shelf Registration which does not become effective) of the PCS Investors' Registrable Shares under this Supplemental Agreement shall be paid by the participating PCS Investors and any other participating shareholders pro rata based upon the number of shares of Common Stock included in the Demand Registration or Shelf Registration, as applicable. Such expenses shall include, without limitation, underwriting and brokerage commissions, printing and photocopying expenses, fees and disbursements of counsel for the participating PCS Investors and other participating shareholders as a group (provided, however, that if a majority in interest of participating PCS Investors and other participating shareholders cannot agree on one counsel, or if any PCS Investor uses separate counsel, such PCS Investors shall pay their own fees and disbursements of counsel), all registration and filing fees under Federal and state securities laws, expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 2.7(d) or 3.9(d) and expenses of ATLANTIC's independent auditors in connection with any comfort letter required by any underwriters.

          (b) ATLANTIC shall pay the expenses of its internal counsel (or, if ATLANTIC so chooses, its outside counsel) to prepare the Demand Registration Statement or the Shelf Registration Statement and the prospectus contained therein and any amendments or supplements thereto, and the expenses of any special audits to which ATLANTIC shall agree or which shall be necessary to comply with governmental requirements in connection with such Shelf Registration or Demand Registration, as applicable.

     4.2. Indemnification and Contribution. In the event any Registrable Shares then held by PCS Investors are included in a Shelf Registration under Article 2 or a Demand Registration under

Article 3, the indemnification and contribution provisions contained in
Section 4.2 of the Agreement shall apply.

     4.3. Assignment of Rights. The rights of the PCS Investors under the Agreement and this Supplemental Agreement, including the rights to cause ATLANTIC to privately place and register Registrable Shares, shall be deemed to be automatically assigned with a transfer of Registrable Shares, but only for transfers made in accordance with the Articles of Amendment and Restatement and Bylaws of ATLANTIC, the Agreement, this Supplemental Agreement and any other agreement governing such Registrable Shares.

     4.4. Selling Restrictions.
          --------------------

     (a) Each PCS Investor agrees to notify ATLANTIC in writing at least five business days prior to a disposition of Registrable Shares pursuant to a Shelf Registration Statement or a Demand Registration Statement of such PCS Investor's intent to dispose of such Registrable Shares. At any time within such five business day period, ATLANTIC may restrict disposition of such Registrable Shares for a reasonable period of time (not to exceed 60 days), in which event such PCS Investor agrees not to dispose of such Registrable Shares, if ATLANTIC furnishes such PCS Investor with a certificate signed by the Chairman of the Board or a Managing Director of ATLANTIC stating that, in its good faith judgment, ATLANTIC's Board of Directors has determined that disposition of such Registrable Shares at such time would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require ATLANTIC to make public disclosure of information not otherwise required to be publicly disclosed at such time, the public disclosure of which would have a material adverse effect upon ATLANTIC.

     (b) Each PCS Investor agrees that, upon notice from ATLANTIC of the occurrence of an event described in Section 2.7(h), 3.9(h) or 4.4(a) or of the issuance by the Commission or any state securities commission of any stop order suspending the effectiveness or qualification or exemption from qualification of a Shelf Registration Statement or a Demand Registration Statement, such PCS Investor shall forthwith discontinue disposition of Registrable Shares until such PCS Investor receives copies of a supplemented or amended prospectus from ATLANTIC or until such PCS Investor is advised in writing by ATLANTIC that use of the prospectus may be resumed, and, if so directed by ATLANTIC, such PCS Investor will deliver to ATLANTIC all copies of the prospectus then in the possession of such PCS Investor. ATLANTIC will use its reasonable efforts to limit the duration of any discontinuance pursuant to this Section 4.4(b).

     (c) The PCS Investors shall not, without the prior written consent of ATLANTIC, effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of securities of ATLANTIC during any period commencing 30 days prior to the filing of and ending 60 days after the effective date of any registration statement filed by ATLANTIC solely for its benefit or for the benefit of Security Capital Group Incorporated, its assigns or pledgees (as to which filing ATLANTIC shall give at least 30 days' prior written notice to the PCS Investors), other than a registration statement on Form S-8 or any successor form.

     (d) The restrictions described in this Section 4.4 are in addition to, and not in limitation of, any other restrictions which may be applicable to Registrable Shares held by the PCS Investors contained in the Articles of Amendment and Restatement and Bylaws of ATLANTIC, the Agreement, this Supplemental Agreement and any other agreement governing such Registrable Shares.

5.   MISCELLANEOUS

     5.1. Notices.
          -------

     (a) All communications under this Supplemental Agreement shall be in writing and shall be mailed by first class mail, postage prepaid, or telegraphed or telexed, or given by facsimile, or delivered by hand:

          (i)  if to ATLANTIC, at:

               Security Capital Atlantic Incorporated
               125 Lincoln Avenue, Suite 300
               Santa Fe, New Mexico  87501
               Attn:  Ariel Amir
               Facsimile:  (505) 988-8920

     or at such other address as it may have furnished in writing to the PCS Investors, or

          (ii) if to any PCS Investor, to the address of such PCS Investor as it appears in the stock ledger of ATLANTIC.

     (b) Any notice so addressed, when mailed by registered or certified mail shall be deemed to be given three days (seven days in the case of PCS Investors whose address is not in the United States of America) after so mailed, and when telegraphed or telexed or delivered by hand shall be deemed to be given immediately, and when given by facsimile, shall be deemed to be given when confirmed electronically or telephonically provided that the original is mailed by first class mail, postage prepaid, at the same time in accordance with
Section 6.3(a).

     5.2. Successors and Assigns. Except as otherwise expressly provided herein, this Supplemental Agreement shall inure to the benefit of and be binding upon the successors and assigns of ATLANTIC and each of the PCS Investors.

     5.3. Amendment and Waiver. This Supplemental Agreement may be amended, and the observance of any term of this Supplemental Agreement may be waived, but only with the written consent of ATLANTIC and PCS Investors holding two-thirds of the Registrable Shares then held by PCS Investors; provided, however, that no such amendment or waiver shall take away any registration right of any PCS Investor without the consent of such PCS Investor; provided, further, that without the consent of any other PCS Investor, any PCS Investor may from time to time enter into one or more agreements amending, modifying or waiving the provisions of this Supplemental Agreement with respect to such PCS Investor if such action does not adversely affect the rights or interest of any other PCS Investor. No delay on the part of any party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any party of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

     5.4. Counterparts. One or more counterparts of this Supplemental Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

     5.5. Governing Law. This Supplemental Agreement shall be construed in accordance with and governed by the internal laws of the State of Maryland.

     5.6. Invalidity of Provisions. If any provision of this Supplemental Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

     5.7. Headings. The headings in this Supplemental Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

     5.8. Agreement. The terms and provisions of the Agreement, as supplemented by this Supplemental Agreement, shall be and remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this Supplemental Agreement as of the date and year first above written.


                         SECURITY CAPITAL ATLANTIC INCORPORATED


                         By: /s/ Paul E. Szurek
                            ------------------------------------
                              Paul E. Szurek
                              Secretary



                         ---------------------------------------
                         NAME OF PCS INVESTOR


                         By:
                            ------------------------------------
                         Name:
                              ----------------------------------
                         Title:
                               ---------------------------------